UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 23, 2024

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

2340 Corporate Circle, Suite 200
	Henderson,	Nevada
(Address of Principal Executive Offices)

89074
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671

No changes since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)
Employers Holdings, Inc. (the "Company") held its 2024 annual meeting of stockholders on May 23, 2024, at 9:00 a.m., Pacific time, in Reno, Nevada (the "2024 Annual Meeting"). The matters that were voted upon at the 2024 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2024 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) ratified an amendment to the Company’s Bylaws; (iii) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
1.    Election of directors to serve until the 2025 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katherine H. Antonello	19,238,755	25,856	19,720	1,093,385
John M. de Figueiredo	18,992,201	270,576	21,554	1,093,385
Barbara A. Higgins	18,912,607	350,511	21,213	1,093,385
James R. Kroner	18,957,847	305,019	21,465	1,093,385
Michael J. McColgan	19,233,487	29,379	21,465	1,093,385
Michael J. McSally	19,148,376	114,491	21,464	1,093,385
Jeanne L. Mockard	19,118,015	145,012	21,304	1,093,385
Alex Perez-Tenessa	19,246,516	16,260	21,555	1,093,385
Steven P. Sorenson	19,250,436	12,342	21,553	1,093,385
2.    Ratification of amendment to the Company's Bylaws:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,803,025	3,446,394	34,912	1,093,385
3.    Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,952,656	290,829	40,846	1,093,385
4.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,038,672	309,352	29,692	---

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 24, 2024	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President,
Chief Legal Officer and General Counsel